Exhibit 10.8

MODUSLINK GLOBAL SOLUTIONS, INC.

AMENDMENT NO. 3 TO

2002 NON-OFFICER EMPLOYEE STOCK INCENTIVE PLAN

The 2002 Non-Officer Employee Stock Incentive Plan, as amended (the “Plan”) of ModusLink Global Solutions, Inc., a Delaware corporation, is hereby amended by deleting all references to “CMGI, Inc.” and substituting in lieu thereof “ModusLink Global Solutions, Inc.”

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Adopted by the Board of Directors on
September 24, 2008